Exhibit 21
SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Services, Global, LLC	Delaware	Kelly Services

Kelly Services, USA, LLC	Delaware	Kelly Services

Kelly Properties, LLC	Delaware	Kelly Properties

Kelly Receivables Funding, LLC	Delaware	Kelly Receivables Funding

Kelly Receivables Services, LLC	Delaware	Kelly Receivables Services
(a subsidiary of Kelly Properties, LLC)

Kelly Services (Ireland), Ltd.	Delaware	Kelly Services
(a subsidiary of Kelly Properties, LLC)

Kelly Services (UK) Ltd.	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Payroll Services Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services (UK) Ltd.)

Toner Graham Limited	United Kingdom	Toner Graham
(a subsidiary of Kelly Services (UK) Ltd.)

Kelly Services (Australia), Ltd.	Delaware	Kelly Services

Kelly Services (New Zealand), Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Administratiekantoor, B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Managed Services (Nederland) B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland) B.V.)

Kelly Services Norge AS	Norway	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Services Management AS	Norway	Kelly Services
(a subsidiary of Kelly Services Norge AS)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Mexico, S.A. de C. V.	Mexico	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly
Properties, LLC)

Opciones De Servicio En Mexico, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de
C.V. and Kelly Properties, LLC)

QSM, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services Mexico, S.A. de C.V. and Kelly Properties, LLC)

Kelly Services (Suisse), SA	Switzerland	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Services Management S.a.r.l.	Switzerland	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Management SCS	France	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l. and Kelly Services (Suisse), SA)

Kelly Services France, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services Management SCS)

Kelly Services, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

Competences RH, S.a.r.l.	France	Competences RH
(a subsidiary of Kelly Services France, S.A.S.)

Kelly Services Luxembourg, S.a.r.l.	Luxembourg	Kelly Services

Kelly Outsourcing & Consulting Group, S.a.r.l.	Luxembourg	Kelly Services
(a subsidiary of Kelly Services Luxembourg, S.a.r.l.)

Kelly Services S.p.A.	Italy	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Management Services, S.r.l.	Italy	Kelly Management Services
(a subsidiary of Kelly Services S.p.A.)

Kelly Services CIS, Inc.	Delaware	Kelly Services

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
LLC Kelly Services CIS	Russia	Kelly Services
(a subsidiary of Kelly Services Management Sarl)

LLC Kelly Services IT solutions	Russia	Kelly Services
(a subsidiary of LLC Kelly Services CIS and Kelly Services Management Sarl)

Kelly Services Deutschland GmbH	Germany	Kelly Services

access KellyOCG GmbH	Germany	access
(a subsidiary of Kelly Services Deutschland GmbH)

Kelly Services GmbH	Germany	Kelly Services
(a subsidiary of access KellyOCG GmbH)

access Recruiting Services GmbH	Austria	access
(a subsidiary of access KellyOCG GmbH)

Kelly Services Interim (Belgium) SPRL	Belgium	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Outsourcing and Consulting Group SA/NV	Belgium	Kelly Services
(a subsidiary of Kelly Services Interim (Belgium) SPRL and Kelly Properties, LLC)

Kelly Services Sverige AB	Sweden	Kelly Services

Kelly Services AB	Sweden	Kelly Services
(a subsidiary of Kelly Services Sverige AB)

Kelly Services – Empresa De Trabalho Temporario, Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services Management S.a.r.l.)

Kelly Services – Gestao De Processos, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Empresa De Trabalho Temporario, Unipessoal, Lda. and Kelly Services Management S.a.r.l.)

Kelly Services Healthcare Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Gestao De Processos, Lda.)

Kelly Services Hungary Staffing, LLC	Hungary	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Poland Sp.zo.o.	Poland	Talents

Kelly Services (Singapore) Pte. Ltd.	Singapore	Kelly Services

BTI Consultants Pte. Ltd.	Singapore	BTI Consultants
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

P-Serv Pte. Ltd.	Singapore	P-Serv
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

KSAU Pty Ltd	Singapore	Kelly Services Australia (Staffing)
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

KSNZ PTE Limited	Singapore	Kelly Services Australia (Staffing)
(a subsidiary of Kelly Services (Singapore) Pte. Ltd.)

Kelly OCG Singapore PTE. LTD	Singapore	Kelly OCG Singapore

Eradekad SDN. BHD.	Malaysia	Kelly Services

Kelly Services (Malaysia), SDN. BHD.	Malaysia	Kelly Services
(a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)

Agensi Pekerjann Kelly Search (Malaysia), SDN. BHD	Malaysia	Kelly Services
(a subsidiary of Kelly Services (Malaysia), SDN. BHD.)

Agensi Pekerjaan BTI Consultants SDN. BHD.	Malaysia	BTI Consultants
(a subsidiary of Eradekad SDN. BHD. and Kelly Services, Inc.)

Era Tenaga Sdn. Bhd	Malaysia	Kelly Services

Agensi Pekerjaan Kerjaya Sukses Sdn. Bhd	Malaysia	Kelly Services

BTI Consultants (India) Private Limited	India	BTI Consultants
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services (India) Pvt. Ltd.	India	Kelly Services
(a subsidiary of BTI Consultants (India) Pvt. Ltd.)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services Holding (Thailand) Co. Ltd.	Thailand	Kelly Services
(a subsidiary of Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., Kelly Services (Australia), Ltd., and Chayamitra Capital Company Limited)

BTI Executive Placement (Thailand) Co. Ltd.	Thailand	BTI Consultants
(a subsidiary of Kelly Services Holding (Thailand) Co. Ltd., Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)

Kelly Services Staffing & Recruitment (Thailand) Co., Ltd.	Thailand	Kelly Services
(a subsidiary of Kelly Services Holding (Thailand) Co., Ltd., Kelly Services, Inc., Kelly Properties, LLC, Kelly Services of Denmark, Inc., Kelly Services (New Zealand), Ltd., Kelly Services (Ireland), Ltd., and Kelly Services (Australia), Ltd.)

PT Kelly Services Indonesia Ltd.	Indonesia	BTI Consultants
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Japan, Inc.	Japan	Kelly Services

Kelly Investment and Consulting (Shanghai) Co., Ltd.	China	Kelly Investment and Consulting

Kelly Services Brasil Investimentos E Participacoes Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Kelly Services Brasil Investimentos E Participacoes II Ltda.	Brazil	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Tradição Planejamento e Tecnologia de Serviços S.A.	Brazil	Tradição
(a subsidiary of Kelly Services Brazil Investimentos E Participacoes II Ltda. and Kelly Services Brasil Investimentos E Participacoes Ltda.)

Tradição Tecnologia e Servicos Ltda.	Brazil	Tradição
(a subsidiary of Tradição Planejamento e Tecnologia de Serviços S.A. and Kelly Services Brasil Investimentos E Participacoes II Ltda.)